Exhibit 99.1

InspireMD Provides Corporate Update for Shareholders

Tel Aviv, Israel— April 19, 2021 - InspireMD, Inc. (NYSE American: NSPR, NSPR.WS, NSPR.WSB), developer of the CGuard™ Embolic Prevention System (EPS) for the prevention of stroke caused by the treatment of Carotid Artery Disease (CAD), today provided an update of recent corporate developments.

●	Shareholders approved a 1:15 reverse stock split, reducing the number of outstanding shares from 118 million to 7.9 million shares, which will take effect following the close of trading on April 26, 2021
●	Today, the Company submitted its application to join the Nasdaq Capital Market, which the Company views as more attractive to a broader range of investors than its current listing

InspireMD CEO Marvin Slosman commented, “The fundamentals of our business remain sound and consistent and, as previously noted, our execution against our milestones continues to progress well. Following our previously announced oversubscribed capital raise of $20.7M we are securely positioned to conduct our C-Guardian FDA clinical trial while maintaining sufficient operating capital to meet our commercial expansion and product development goals, while establishing CGuard EPS as the most advanced carotid stent system in the market. Our business model, superior technology platform harnessed by our proprietary MicroNet embolic protection system and timing of the growth in carotid stenting have laid the foundation necessary for CGuard EPS to become a market leader in the prevention of stroke caused by carotid artery disease. We believe that moving to the Nasdaq Capital Market is a strategically sound approach that places us in the company of our peers and allows for improved visibility in the market. InspireMD is fundamentally a stronger company today than ever before, and I am proud of the extraordinary efforts of our expanding team in creating an exciting future for our company.”

About InspireMD, Inc.

InspireMD seeks to utilize its proprietary MicroNet® technology to make its products the industry standard for carotid stenting by providing outstanding acute results and durable, stroke-free, long-term outcomes.

InspireMD’s common stock is quoted on the NYSE American under the ticker symbol NSPR and certain of its warrants are quoted on the NYSE American under the ticker symbol NSPR.WS and NSPR.WSB.

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Forward-looking Statements

This press release contains “forward-looking statements.” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) market acceptance of our existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device industry from much larger, multinational companies, (v) product liability claims, (vi) product malfunctions, (vii) our limited manufacturing capabilities and reliance on subcontractors for assistance, (viii) insufficient or inadequate reimbursement by governmental and other third party payers for our products, (ix) our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful, (x) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (xi) our reliance on single suppliers for certain product components, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xiii) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Investor Contacts:

Craig Shore

Chief Financial Officer

InspireMD, Inc.

888-776-6804

craigs@inspiremd.com

CORE IR

investor-relations@inspiremd.com

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